SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 April 10, 1996
                        (Date of Earliest Event Reported)


                                  SEITEL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


0-14488                                                   76-0025431
(Commission File Number)                       (IRS Employer Identification No.)

50 Briar Hollow Lane, West 7th Floor
Houston, Texas                                              77027
(Address of principal executive offices)                  (Zip code)



               Registrant's telephone number, including area code

                                 (713) 627-1990














                                   Page 1 of 5
                           Index to Exhibits at Page 3

Item 5.   OTHER EVENTS

     On April 10, 1996, the Company released the press release attached hereto as an exhibit, which is hereby incorporated herein by reference. This press release is being filed pursuant to rule 135c(d).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (C)  Exhibits

               99 Press release dated April 10, 1996




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 15, 1996


                                   SEITEL, INC.

                                   BY:  /s/ Paul A. Frame
                                        ----------------------------------
                                        PAUL A. FRAME
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibits                                                                Page No.
- --------                                                                --------

99   Press release dated April 10, 1996                                     4






                                   Page 3 of 5